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                                                                    EXHIBIT 23.4





                               C0NSENT OF INDEPENDENT AUDITORS




We hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 15, 1995 in the Registration Statement on Form S-4 and related Prospectus of Norwest Corporation for the registration of 2,000,000 shares of its Common Stock.


                                             /s/ Grobstein, Horwath & Company
                                             --------------------------------
                                                 GROBSTEIN, HORWATH & COMPANY


September 8, 1995
Sherman Oaks, California